--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               November 26, 1996

Dear Shareholder,

  We are pleased to present to shareholders of The Emerging Germany Fund Inc. the Fund's report for the quarter ended September 30, 1996.

  The German economy continued its recovery in the third quarter. The Bundesbank lowered short-term rates, foreign demand stimulated the German export industry, consumer spending rose, and the GDP forecast for 1996 was revised upwards. An improved business climate, the pick-up in manufacturing orders and strong industrial production, as well as continued corporate restructuring, created a favorable background for the German equity markets, and made it possible for all major indices to reach new all-time highs.

  At September 30, 1996, the Fund had net assets of $140.8 million, or $10.05 per share, compared with $9.86 per share at the beginning of the quarter. This represented an increase in net asset value of 1.93% during the third quarter, compared with a gain in the DAX100 Index of 2.78% in dollar terms.

  At September 30, 1996, the Fund's invested position comprised 98% of net assets and consisted of 47 common stocks and four preferred stocks of German companies.

  On October 4, 1996, the Fund's shareholders approved the selection of RCM Capital Management, L.L.C. as the Fund's investment manager and administrator.

  We thank our shareholders for their continued interest and support.

                                   Sincerely,

                        [SIG]                                      [SIG]
                 Rolf Passow                                George N. Fugelsang
                  Chairman                                       President

--------------------------------------------------------------------------------

                               INVESTMENT REVIEW
--------------------------------------------------------------------------------

POLITICAL AND ECONOMIC DEVELOPMENTS

  The second-quarter GDP figures released in September were significantly better than expected, with the Federal Statistics Office announcing a seasonally adjusted real GDP rise of 1.5% quarter-over-quarter. The strong growth was due in part to the seasonal effect of the impressive 11.5% quarter-over-quarter growth of construction investments, which more than compensated for the 9.5% shortfall of production in the first quarter. Foreign demand continued to play a key role as exports grew by 1% in the second quarter. In addition, consumer spending showed signs of recovery, rising by 0.9% in the second quarter, and the portion of GDP tied to machinery and equipment showed a moderate increase of 0.3%. Government spending rose by 1.7%, mainly because of increased expenditures relating to nursing care insurance. The strong second-quarter GDP figures led to an upward revision in the GDP forecast for 1996, and the old estimates of 0.5%-1% were revised upwards to 1.3%-1.5%. The favorable business climate indicators and the positive development of manufacturing orders, in particular foreign orders, and industrial production during the course of the third quarter point to a further improvement in GDP. In addition, higher capacity utilization since the beginning of the third quarter indicates that investment in machinery and equipment will pick up in the near future.

  Despite clear signs of economic recovery, the unemployment rate in Germany persisted at a level of 10% throughout the third quarter, and inflation remained stable at about 1.4%.

  In late August, at its first meeting after the summer recess, the Bundesbank decided to cut the repo rate by 30 basis points to 3.00%, primarily because of the slowdown of the money supply growth, the overall economic environment and the absence of inflationary pressures; the discount and Lombard rates were left unchanged at 2.50% and 4.50%, respectively.

  Against the background of higher U.S. bond yields, the Bank of Japan's commitment to a soft Yen and the Bundesbank's rate cut, the dollar appreciated from DM1.47 to DM1.53 during the second half of the third quarter following a significant drop early in the quarter. The strength of the dollar and the depreciation of the DM versus other important currencies are creating a favorable environment for the German export industry.

  The political discussion in Germany is currently dominated by issues involving the savings package and changes in the tax law. The savings package of approximately DM35 billion focuses on spending cuts in the social security system and the federal and state governments. The government's draft of the 1997 tax law contains the abolition of the wealth tax, and reform of inheritance, automobile and trade taxes. In total, the proposed tax law is expected to burden the budgets at all government levels by some DM5 billion.

STOCK MARKET REVIEW

  During the third quarter, the German equity market outperformed most of the other European markets. The DAX Index rose by 3.43% compared to gains of 0.66% in the French equity index CAC40, 0.22% in the Swiss SMI index and 3.02% in the Dutch EOE index. In addition, all major German indices hit all-time highs. The only European equity market to outperform the DAX in the third quarter was the UK market, where the FTSE Index rose by 6.12%. Even more surprising was the DAX's outperformance of the US market: the Dow Jones Industrials Index gained 2.66%, while the S&P 500 rose by 1.96% in the third quarter. The DAX100 Index, a broad, capitalization-weighted index combining the DAX and the MDAX, rose by 3.02% in the third quarter, while the MDAX gained only 1.24%.

  A number of factors helped create a positive environment for the German stock market. Short-term interest rates were cut to historically low levels, and long-term rates declined during the third quarter from 6.51% to 6.10%. The low interest rates also encouraged companies to embark on investment projects planned earlier in the year but kept on hold because of the unfavorable economic environment in the first months of 1996. On the currency front, the German export industry benefited from the strength of the dollar and other major currencies. Last, but not least, all indications now point to legislative passage of the Financial Markets Promotion Law ("Finanzmarktforderungsgesetz") by early next year. The German government intends to introduce a number of new measures through this legislation, which currently include proposals to:

    - allow companies to introduce stock option plans;
    - permit share buy-backs of up to 10% of a company's capital;
    - gradually phase out multiple voting rights; and
    - broaden the duties of supervisory boards.

  Although these positive external factors created a favorable environment, the performance of the German equity market during the third quarter was mostly influenced by specific developments within individual sectors and companies. The semi-annual results published by almost all DAX100 companies over the course of the third quarter held no negative surprises. Some company results were well above consensus forecasts, mainly because of cost-cutting measures, a stronger focus on core activities and the spinning off of non-core businesses.

  The banking sector, in particular, performed well in the third quarter, as opposed to the utilities and retail sectors, which underperformed. The strong overall market performance, however, was primarily driven by substantial investor interest in specific companies such as BASF, Schering, Munchener Ruckversicherung, SAP and Mannesmann.

PORTFOLIO STRATEGY AND REVIEW

  During the third quarter, the Fund's net asset value rose by 1.93% compared with a rise in the DAX100 Index of 2.78% in dollar terms. In the same period, the DAX Index gained 3.12% in dollar terms, while the MDAX rose only by 1.13%.

  Since the broadening in April 1996 of the Fund's investment mandate to authorize investments without limitation based on the size of the Fund's portfolio companies, the weighting in small and mid-cap stocks has been steadily reduced. Over the course of the third quarter, the Fund's positions in Jungheinrich, IKB, Thyssen Industrie, Aachener und Munchener Versicherung, PWA, Phonix, Sudzucker, Weru, Leifheit and Berliner Kraft und Licht were sold, and positions in Victoria Holding and Gerresheimer Glas were reduced.

  Conversely, large-cap positions were strengthened. The Fund's exposure to the chemicals and pharmaceuticals sector was raised by increasing the positions in Hoechst and Bayer, and by acquiring BASF, one of Germany's major chemical companies. BASF's expansion of high-growth, high-margin and non-cyclical businesses as well as its focus on cost-cutting and enhancing shareholder value, combined with the stock's superior yield, make BASF an attractive investment. In addition, the Fund acquired a position in GEHE, a wholesaler of pharmaceutical products and medical supplies offering some of the most reliable prospects for above-trend earnings growth over time.

  At the end of the third quarter, the chemicals and pharmaceuticals sector still represented the highest weighting in the Fund's portfolio.

  The Fund  continued to  increase  its weighting  in  the banking  sector.  The
Deutsche  Bank  position  was  added  to,  and  a  new  position  in  BAYERISCHE
HYPOTHEKEN- UND WECHSEL-BANK was acquired. Following a prolonged period of underperformance, the banking sector appears to be attractively valued, and restructuring measures as well as the expectation of impending consolidation have created a favorable sentiment for this sector.

  In the insurance sector, the Fund's weighting in Munchener Ruckversicherung was increased, and DBV HOLDING was newly acquired after selling Aachener und Munchener Versicherung and reducing the

Victoria Holding position. DBV's merger with the German arm of the Swiss insurer Winterthur is expected to have a positive earnings impact, and the synergy effect may lead to a significant reduction of fixed costs over the next several years.

  In the consumer goods and retail sectors, the Adidas position was increased while Metro was disposed of. In the engineering sector, MAN was sold while a position in MANNESMANN was gradually built up during the third quarter. Mannesmann's restructuring measures in engineering and plant construction are expected to result in an initial earnings improvement. In addition, the company's stake in DBKom, the telecommunications subsidiary of Deutsche Bahn, underlines the strategic importance of telecommunications, and makes it possible for Mannesmann to become a genuine competitor to Deutsche Telekom.

  Stocks of the following companies represented the Fund's ten largest positions at September 30, 1996:

                                                                   PERCENT OF
COMPANY                                             VALUE (IN $)   NET ASSETS
--------------------------------------------------  ------------   ----------
Bayer AG..........................................  $  8,251,473      5.86%
Daimler-Benz AG...................................     8,241,650      5.85
Hoechst AG........................................     8,204,322      5.83
Veba AG...........................................     6,540,603      4.64
Volkswagen AG.....................................     5,589,391      3.97
BASF AG...........................................     5,500,982      3.91
Munchener Ruckversicherungs-Gesellschaft AG.......     5,098,232      3.62
Siemens AG........................................     5,005,697      3.55
SAP AG............................................     4,960,707      3.52
Deutsche Bank AG..................................     4,708,579      3.34
                                                    ------------     -----
                                                    $ 62,101,636     44.09%
                                                    ------------     -----
                                                    ------------     -----

November 26, 1996
                                      RCM Capital Management, L.L.C.

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                       PERCENT OF
INDUSTRY CLASS                                                                                         NET ASSETS
----------------------------------------------------------------------------------------------------  -------------
Apparel.............................................................................................         2.21%
Appliance & Household...............................................................................         2.02
Automobiles.........................................................................................         9.82
Banking.............................................................................................        14.10
Building Materials & Components.....................................................................         2.08
Business & Publishing Services......................................................................         0.52
Chemicals...........................................................................................        15.59
Construction & Housing..............................................................................         1.43
Electrical & Electronics............................................................................         7.49
Health & Personal Care..............................................................................         6.21
Industrial Components...............................................................................         1.30
Insurance...........................................................................................        10.01
Machinery & Engineering.............................................................................         8.46
Merchandising.......................................................................................         2.32
Miscellaneous Materials.............................................................................         4.39
Multi-Industry......................................................................................         1.62
Transportation/Airlines.............................................................................         0.76
Utilities/Electrical & Gas..........................................................................         8.06
                                                                                                            -----
  Percent of Investments in German Securities.......................................................        98.39%
                                                                                                            -----
                                                                                                            -----

--------------------------------------------
THE EMERGING GERMANY FUND INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996 (UNAUDITED)

---------------------------------------------------------------------------
   SHARES/
  PAR VALUE                  DESCRIPTION                       VALUE

---------------------------------------------------------------------------
               INVESTMENTS IN GERMAN
                                SECURITIES--98.39%
               COMMON STOCKS--93.53%
               APPAREL--0.97%
       15,000  Adidas.................................         $  1,364,440
                                                        -------------------
               APPLIANCE & HOUSEHOLD--0.48%
       15,724  Henkel KGaA............................              677,563
                                                        -------------------
               AUTOMOBILES--9.82%
      150,000  Daimler-Benz AG........................            8,241,650
       15,000  Volkswagen AG..........................            5,589,391
                                                        -------------------
                                                                 13,831,041
                                                        -------------------
               BANKING--14.10%
      100,000  Bankgesellschaft Berlin AG.............            1,997,381
       75,000  Bayerische Vereinsbank AG..............            2,603,143
      125,000  Bayerische Hypotheken- und Wechsel-Bank
                 AG...................................            3,564,997
      151,500  BHF-Bank AG............................            3,918,959
        5,000  Commerzbank AG.........................            1,141,126
      100,000  Deutsche Bank AG.......................            4,708,579
       50,000  DT Pfandbrief- und Hypothekenbank AG...            1,931,893
                                                        -------------------
                                                                 19,866,078
                                                        -------------------
               BUSINESS & PUBLISHING
                SERVICES--0.52%
        1,250  Axel Springer Verlag AG................              736,739
                                                        -------------------
               CHEMICALS--15.59%
      225,000  Bayer AG...............................            8,251,473
      175,000  BASF AG................................            5,500,982
      225,000  Hoechst AG.............................            8,204,322
                                                        -------------------
                                                                 21,956,777
                                                        -------------------
               CONSTRUCTION & HOUSING--1.43%
       20,000  Bilfinger & Berger Bau AG..............              844,794
       30,000  Kampa-Haus AG..........................            1,178,782
                                                        -------------------
                                                                  2,023,576
                                                        -------------------
---------------------------------------------------------------------------
   SHARES/
  PAR VALUE                  DESCRIPTION                       VALUE
---------------------------------------------------------------------------
               ELECTRICAL & ELECTRONICS--7.49%
       15,000  eff-eff KGaA...........................  $           585,462
       30,000  SAP AG.................................            4,960,707
       95,000  Siemens AG.............................            5,005,697
                                                        -------------------
                                                                 10,551,866
                                                        -------------------
               HEALTH & PERSONAL CARE--6.21%
        5,000  Altana AG..............................            4,050,426
       30,000  Gehe AG................................            2,003,929
       17,500  Schwarz Pharma AG......................            1,298,461
       18,000  Schering AG............................            1,390,963
                                                        -------------------
                                                                  8,743,779
                                                        -------------------
               INDUSTRIAL COMPONENTS--1.30%
      100,000  Continental AG.........................            1,827,767
                                                        -------------------
               INSURANCE--10.01%
        1,500  Allianz AG Holding.....................            2,646,365
        1,500  Allianz AG Holding-New.................            2,624,754
       17,500  CKAG Colonia Konzern AG................            1,346,595
        3,000  DBV Holding AG.........................            1,056,974
        2,000  Victoria Holding AG....................            1,322,855
        2,250  Munchener Ruckversicherungs-
                 Gesellschaft AG......................            5,098,232
                                                        -------------------
                                                                 14,095,775
                                                        -------------------
               MACHINERY & ENGINEERING--8.46%
        2,500  Buderus AG.............................            1,110,020
       60,000  Durr Beteiligungs-AG...................            2,172,888
        5,000  IWKA AG................................            1,112,967
        3,500  Linde AG...............................            2,234,774
        5,000  Mannesmann AG..........................            1,872,954
        4,000  Rheinelektra AG........................            3,418,468
                                                        -------------------
                                                                 11,922,071
                                                        -------------------
               MERCHANDISING--2.32%
       75,000  Douglas Holding AG.....................            3,266,208
                                                        -------------------

------------------------------------------------
 SHARES/
PAR VALUE        DESCRIPTION            VALUE
------------------------------------------------
           MISCELLANEOUS MATERIALS--4.39%
    6,000  Degussa AG..............  $ 2,170,923
   25,000  Gerresheimer Glas AG....      511,133
   30,000  SGL Carbon AG...........    3,497,053
                                     -----------
                                       6,179,109
                                     -----------
           MULTI-INDUSTRY--1.62%
   45,000  Industrieverwaltungs-
             gesellschaft AG.......    1,529,470
    3,000  Preussag AG.............      747,544
                                     -----------
                                       2,277,014
                                     -----------
           TRANPORTATION/AIRLINES--0.76%
    7,500  Lufthansa AG............    1,068,271
                                     -----------
           UTILITIES/ELECTRICAL & GAS--8.06%
    3,800  Berliner Kraft- &
             Licht-AG..............    1,032,744
  100,000  RWE AG (a)..............    3,772,102
  125,000  Veba AG.................    6,540,603
                                     -----------
                                      11,345,449
                                     -----------
           Total Common Stocks
             (cost $115,220,076)...  131,733,523
                                     -----------

------------------------------------------------
 SHARES/
PAR VALUE        DESCRIPTION            VALUE
------------------------------------------------

           PREFERRED STOCKS--4.86%
           APPAREL--1.24%
    1,500  Hugo Boss AG............  $ 1,748,527
                                     -----------
           APPLIANCE & HOUSEHOLD--1.54%
   50,000  Henkel KGaA.............    2,175,999
                                     -----------
           BUILDING MATERIALS &
            COMPONENTS--2.08%
    7,000  Dyckerhoff AG...........    1,549,443
    5,000  Friedrich Grohe AG......    1,373,608
                                     -----------
                                       2,923,051
                                     -----------
           Total Preferred Stocks
             (cost $6,133,741).....    6,847,577
                                     -----------
           Total Investments
             (cost $121,353,817)--
             98.39%................  138,581,100
                                     -----------
           Other assets in excess
             of
             liabilities--1.61%....    2,265,185
                                     -----------
           Net Assets--100.00%.....  $140,846,285
                                     -----------
                                     -----------

----------------
Percentages are of net assets.

(a) All or part of this security is on loan.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
George N. Fugelsang, President*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn

James E. Dowd**
Alfred W. Fiore
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
Markus W. Bischofberger, Vice President
Herbert Doenges, Vice President
Alexandra Simou, Secretary
--------------------------------------------------------------------------------

INVESTMENT MANAGER
RCM Capital Management, L.L.C.
Four Embarcadero Center
San Francisco, CA 94111-4189
--------------------------------------------------------------------------------

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

LEGAL COUNSEL

Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                QUARTERLY REPORT
                               SEPTEMBER 30, 1996